POWER OF ATTORNEY
                   Allianz Life Insurance Company of New York


        Each person whose signature appears below hereby constitutes and appoints Stewart D. Gregg, Carol Dunn, H. Bernt von Ohlen, and Charles I. Wikelius and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign any and all documents to be filed under the registrations reflected in the list below that have been or will be filed with the Securities and Exchange Commission by Allianz Life Insurance Company of New York pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, by means of the Securities and Exchange Commission's electronic disclosure system known as EDGAR or otherwise; and to file the same, with any amendments thereto and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Allianz Life Insurance Company of New York Registered Variable Annuity Products
-------------------------------------------------------------------------------

      Allianz Life of NY Variable Account C              33 Act No.
      NY VM II                                             33-26646
      NY VM IV / Advantage                                333-19699
      NY Opportunity                                      333-75718
      NY Charter II                                      333-105274
      NY High Five                                       333-124767
      NY Vision                                          333-143195
      Allianz PIMCO VA New York                             Pending
      Allianz PIMCO Select VA New York                      Pending


     Signature                                  Title                                          Date
---------------------------------------------------------------------------------------------------------

      /s/ Gary C. Bhojwani                                                                       5-6-2008
                                                Chairman of the Board                           __________
----------------------------------------
      Gary C. Bhojwani

      /s/ Vincent G. Vitiello                                                                    5-6-2008
                                                Vice Chairman of the Board                      __________
----------------------------------------
      Vincent G. Vitiello

      /s/ Thomas P. Burns                                                                        5-12-2008
                                                Director and President                          __________
----------------------------------------
      Thomas P. Burns

      /s/ Jill E. Paterson
                                                Chief Financial Officer                         __________
----------------------------------------
      Jill E. Paterson

      /s/ Stephen R. Herbert                                                                     5-11-08
                                                Director                                        __________
----------------------------------------
      Stephen R. Herbert

      /s/ John Esch                                                                              5-12-2008
                                                Director, Vice President, and                   __________
----------------------------------------
      John Esch                                 Appointed Actuary


                                                                    Page 1 of 2

     Signature                                  Title                                          Date
------------------------------------------------------------------------------------------------------------

      /s/ Yvonne Franzese                                                                        5-6-2008
                                                Director                                        __________
----------------------------------------
      Yvonne Franzese

      /s/ William Gaumond                                                                        5-15-08
                                                Director                                        __________
----------------------------------------
      William Gaumond

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